Exhibit 10(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Registration Statement No. 33-87874 of our report dated February 20, 2002 included in Mutual of America Institutional Funds, Inc's Annual Report to Shareholders for the year ended December 21, 2001 and to all references to our Firm included in or made a part of Registration Statement No. 33-87874.

                                                       ARTHUR ANDERSEN LLP

New York, New York
April 23, 2002